INDEMNIFICATION AGREEMENT

       AGREEMENT (this "Agreement") made and entered into this
                                                               -----
   day of August, 1994 by and between Ogden Projects, Inc., a Delaware corporation (the "Company") and William M. Batten
  ("Indemnitee").

       WHEREAS, Odgen Corporation (the "Parent") owns approximately 84.2% of the outstanding common stock of the Company; and

       WHEREAS, on June 6, 1994 the Parent made a proposal to acquire the common stock of the Company which it does not already own through a merger transaction; and

       WHEREAS, Indemnitee is a director of the Company and a member of the special committee of the Company's Board of Directors (the "Special Committee") established to review, consider and respond to the Parent's proposal and any other proposals or amended proposals which may be received from the Parent (the "Proposal"); and

       WHEREAS, Indemnitee is entitled to indemnification and reimbursement of certain expenses pursuant to (and subject to the limitations provided in) the Company's By-Laws; and

       WHEREAS, Indemnitee wishes to be assured to the greatest extent reasonably practicable that he is protected against the risks of claims and litigation which may result from the proceedings of the Special Committee by restating Indemnitee's entitlement to such protection under the Company's By-Laws and clarifying the procedures and presumptions which will apply if indemnitee seeks such protection; and

       WHEREAS, the Board of Directors of the Company (the "Board"), including the members of the Board who are not members of the Special Committee, has determined that it is appropriate and in the best interests of the Company and the Company's stockholders that the Company should act to assure Indemnitee that there will be increased certainty of such protection and that such assurance should be provided prior to the time of any definitive response to the Parent's proposal, in order to respect and safeguard Indemnitee's independence in the matter; and

       WHEREAS, Indemnitee is willing to continue to serve the Company on the condition that he be so indemnified;

       NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

       SECTION 1. Services by the Indemnitee.  Indemnitee agrees to
                  --------------------------
  serve as a director of the Company until his successor shall be appointed and shall qualify and to serve as a member of the Special Committee; provided, that Indemnitee may at any time and for any reason resign from such positions subject to any other contractual obligation or any obligation imposed by operation of law.

       SECTION 2. Indemnification - General.  The Company shall
                  -------------------------
  indemnify and advance Expenses (as hereinafter defined) to Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof or to such extent as applicable law thereafter from time to time may permit. This Agreement shall be effective with respect to any Proceeding (as hereinafter defined) including, without limitation, Proceedings which relate to acts or omissions occurring or allegedly occurring at any time prior to the execution of this Agreement commencing June 6, 1994. The rights of Indemnitee provided under the preceding sentences of this
  Section 2 shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

       SECTION 3. Proceedings Other Than Proceedings by or in the
                  -----------------------------------------------
  Right of the Company.  Indemnitee shall be entitled to the rights
  --------------------
  of indemnification provided in this Section 3 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, Indemnitee shall be indemnified against Expenses (as hereinafter defined), judgements, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any other issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceedings had no reasonable cause to believe his conduct was unlawful.

       SECTION 4. Proceeding by or in the Right of the Company.
                  --------------------------------------------
  Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgement in its favor. Pursuant to this
  Section 4, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company in such event if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall so determine.

       SECTION 5. Indemnification for Expenses of a Party Who is
                  ----------------------------------------------
  Wholly or Partly Successful.  Notwithstanding any other provision
  ---------------------------
  of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in the defense of such Proceeding but is successful on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 5, and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

       SECTION 6. Indemnification of Expenses of a Witness.
                  ----------------------------------------
  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

       SECTION 7. Advancement of Expenses.  The Company shall
                  -----------------------
  advance all Expenses reasonably incurred by or on behalf of Indemnitee in connection with any Proceeding within 30 days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

       SECTION 8. Procedure for Determination of Entitlement to
                  ---------------------------------------------
  Indemnification.
  ---------------

            (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

            (b)  Upon written request by Indemnitee for
  indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case; (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) (unless Indemnitee shall request that such determination be made by the Board of Directors, in which case by the person or persons or in the manner provided for in clause
  (ii) of this Section 8(b)) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or
  (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or (B) if there are no Disinterested Directors, or if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; and if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any reasonable costs or expenses (including reasonable attorney's fees and disbursements incurred by Indemnitee in so cooperating with the person, persons or entity making such determination) shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

            (c) In the event the determination of entitlement to indemnification is to be made by the Independent Counsel pursuant to Section 8(b) hereof, the Independent Counsel shall be determined as provided in this Section 8(c). The Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the Board of Directors shall so select), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, within seven days after such written notice of selection shall have been given, may deliver to the Company or Indemnitee, as the case may be, a written objection to such selection. If such objection to Independent Counsel selected by the Indemnitee is made by the Company (or if such objection to Independent
  Counsel selected by the Board of Directors at the request of the Indemnitee is made by the Indemnitee), the Indemnitee may select, and give the Company written notice of selection of, another Independent Counsel, in which event the Company may, within seven days after such written notice of selection shall have been given, deliver to the Indemnitee a written objection to such selection. Any objection hereunder to Independent Counsel may be asserted only on the grounds that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 17 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If any such written objections are made under this
  Section 8(c), the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for resolution of any objection which shall have been made by the company of Indemnitee to the other's selection of Independent Counsel and/or for the appointment of Independent Counsel under
  Section 8(b) hereof. The Company shall pay all reasonable fees and expenses incident to the procedures of this Section 8(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding pursuant to Section 10(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

       SECTION 9. Presumption and Effect of Proceedings.
                  -------------------------------------

            (a) In making any determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall in each case presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall in each case have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

            (b) If the determination of whether Indemnitee is entitled to indemnification is to be made (i) by the Board of Directors pursuant to Section 8(b) hereof and no determination shall have been made within 60 days after receipt by the Company of the request therefor, or (ii) by Independent Counsel pursuant to Section 8(b) hereof and no determination shall have been made by Independent Counsel within 60 days after the appointment of Independent Counsel pursuant to Section 8(c) hereof, then in either such case, if such Indemnified Person shall have complied with his obligations under Section 8(b), the requisite determination of entitlement to indemnification shall be deemed to have been made in favor of Indemnitee and Indemnitee shall be entitled to such indemnification, absent a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making the determination with resect to entitlement to indemnification in good faith require such additional time for obtaining or evaluation of documentation and/or information relating thereto.

            (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

       SECTION 10. Remedies of Indemnitee.
                   ----------------------

            (a) In the event that (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
  Section 8(b) of this Agreement and such determination shall not have been made and delivered in a written opinion within the time period specified in Section 9(b), (iv) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten days after receipt by the Company of a written request therefor, together with a statement reasonably evidencing the Expenses incurred by Indemnitee, or (v) payment of indemnification is not made within ten days after a determination has been made pursuant to Section 8 or deemed to have been made pursuant to Section 9 of this Agreement, Indemnitee shall be entitled to an adjudication in the Court of Chancery of the State of Delaware of his entitlement to such indemnification or advancement of Expenses. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceedings pursuant to this Section 10(a). The Company shall not oppose Indemnitee's right to seek any adjudication.

            (b) In the event that a determination shall have been made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding commenced pursuant to Section 10, the presumption shall be that Indemnitee is entitled to indemnification and the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

            (c) If a determination shall have been made or deemed to have been made pursuant to Section 8 or 9 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) prohibition of such indemnification under applicable law.

            (d) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding or enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

            (e) In the event Indemnitee, pursuant to this Section 10, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 17 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, but only if he prevails therein. If it shall be determined in said judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, such expenses incurred by Indemnitee in connection with such judicial adjudication shall be appropriately prorated.

       SECTION 11. Non-Exclusivity; Survival of Rights; Insurance;
                   -----------------------------------------------
  Subrogation.
  -----------

            (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation of the Company, the By-Laws of the Company, any agreement, a vote of the stockholders, a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action of omission by Indemnitee acting in his Corporate Status prior to such amendment, alteration or repeal.

            (b) For a period of not less than three years the Company will cause to be maintained, to the extent reasonably available on commercially reasonable terms, in full force and effect insurance coverage (which coverage may be insurance maintained by Parent) for the benefit of the Company's directors (including Indemnitee) that is substantially equivalent in its benefits to Indemnitee as the insurance coverage in effect on the date of this Agreement; provided that in no event shall the

  Company be obligated to maintain such insurance in excess of the amount of insurance reasonably available on commercially reasonable terms having an annual premium of not more than 150% of the current annual premium. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employers, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employees, agent or fiduciary under such policy or policies.

            (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

            (d) The Company shall not be liable under this Agreement to make any payment of amount otherwise indemnifiable hereunder if and to the extent Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

       SECTION 12. Duration of Agreement.  This Agreement shall
                   ---------------------
  continue until and terminate upon the later of:

            (a) Ten years after the date that Indemnitee shall have ceased to serve as a director of the Company; or (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceedings relating thereto commenced by Indemnitee pursuant to Section 10 of this Agreement. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

       SECTION 13. Severability.  If any provision or provisions of
                   ------------
  this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, with limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

       SECTION 14. Exception to Right of Indemnification or
                   ----------------------------------------
  Advancement of Expenses.  Except as otherwise expressly provided
  -----------------------
  in this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him against the Company or any of its directors.

       SECTION 15. Identical Counterparts.  This Agreement may be
                   ----------------------
  executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought need be produced to evidence the existence of this Agreement.

       SECTION 16. Headings.  The Headings of the paragraphs of
                   --------
  this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

       SECTION 17. Definitions.  For the purposes of this
                   -----------
  Agreement:

            (a) "Change in Control" means a change in control of the Company occurring after the date of this Agreement of a nature that would be subject to Item 14 of Schedule 14A of Regulation 14A (or any similar item on any successor schedule or form) under the Securities Exchange Act of 1934 (the "Exchange Act"), whether or not the Company is then subject to the reporting requirements of the Exchange Act; provided, however,
                                              -----------------
  that, without limitation, such a Change in Control shall be deemed to have occurred if after the date of this Agreement (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter, (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute a majority of the Board of Directors; or
  (iv) any merger, consolidation, acquisition or similar transaction directly or indirectly relating to or arising out of the Proposal is consummated.

            (b) "Corporate Status" describes the status of a person who is or at any time whether or not prior to the date of this Agreement was a director of the Company, including such person's status as a member of any committee of the Company's Board of Directors.

            (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

            (d) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of expert witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

            (e) "Independent Counsel" means a law firm that is experienced in matters of corporation law and neither presently, nor in the past five years has been retained to represent: (i) the Company, any subsidiary of the Company or Indemnitee in any matter material to any such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

            (f)  "Proceeding" includes any action, suit,
  arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding (whether civil, criminal, administrative or investigative), directly or indirectly relating to or arising out of the Proposal or any action or inaction of the Special Committee, except one initiated by an Indemnitee pursuant to Section 10 of this Agreement to enforce his rights under this Agreement.

       SECTION 18. Agreement; Modification and Waiver.  This
                   ----------------------------------
  Agreement supersedes in its entirety any existing or prior agreement between the Company and the Indemnitee pertaining to the subject matter of indemnification and insurance therefor. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

       SECTION 19. Notice by Indemnitee.  Indemnitee agrees
                   --------------------
  promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

       SECTION 20. Notices.  All notices, requests, demands and
                   -------
  other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is mailed:

            (a) If to Indemnitee, to the address set forth under the signature of Indemnitee below.

            (b)  If to the Company, to:   Ogden Projects, Inc.
                                          40 Lane Road
                                          Fairfield, NJ 07007
                                          Attention:General
                                                    Counsel

  or to such other address as may have been furnished by a party to the other.

       SECTION 21. Governing Law.  The parties agree that this
                   -------------
  Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.


                                COMPANY:
                                -------

                                OGDEN PROJECTS, INC.

                                By:
                                   ------------------------------
                                Name:
                                Title:


                                INDEMNITEE:
                                ----------

                                By:
                                   -------------------------------
                                Name:
                                Address: